Exhibit 99.1



                                ACE LIMITED
                               CERTIFICATION


                         CERTIFICATIONS PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of ACE Limited (the "Corporation") hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with the applicable reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ACE Limited.




Dated:  November 13, 2002                      /s/ Brian Duperreault
                                               --------------------------------
                                               Brian Duperreault
                                               Chairman and
                                               Chief Executive Officer